Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS Investor Presentation As of September 30, 2021

» Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through September 30, 2021, approximately $17.9 billion in contracts originated » Approximately 751 employees as of September 30, 2021 » $818.3 million contract originations in nine months ended September 2021; $742.6 million contract originations in 2020; » $2.2 billion outstanding managed portfolio as of September 30, 2021 » Headquarters in Las Vegas, Nevada. Branches in California, Nevada, Illinois, Virginia and Florida

$0.0 $5.0 $10.0 $15.0 $20.0 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 $350 New Contract Purchases ($ in mm) $1,000 $1,500 $2,000 $2,500 Total Managed Portfolio ($ in mm) 0.0% 1.0% 2.0% 3.0% 4.0% Return on Managed Assets (1) (1) Pre - tax income as a percentage of average managed portfolio for the period.

CPS Systems Proprietary Applications Credit Scoring and Decisioning Verifications and Funding Servicing and Collections System Customer Contact –  Workflow Management Receivables Accounting System Credit Application Servicing Activities –  Five Branch Locations Decline or Approval / Pricing Credit Bureaus Funding Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

» Results influenced by transition to fair value accounting, early adoption of CECL and the pandemic (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. September 30, 2021 September 30, 2020 December 31, 2020 December 31, 2019 Interest Income 12.5% 12.8% 12.7% 14.0% Mark to Fin. Recs. at FV -- (0.6%) (1.3%) 0.0% Servicing and Other Income 0.3% 0.2% 0.2% 0.4% Interest Expense (3.4%) (4.4%) (4.4%) (4.6%) Net Interest Margin 9.4% 8.1% 7.3% 9.8% Provision for Credit Losses 0.3% (1.3%) (0.6%) (3.6%) Core Operating Expenses (6.0%) (5.7%) (5.9%) (5.8%) Pretax Return on Assets 3.6% 1.0% 0.9% 0.4% Quarter Ended Twelve Months Ended

(1) According to Experian Automotive Other National Industry Players » Santander Consumer USA » Exeter Finance Corp » Global Lending Services » Westlake Financial » Credit Acceptance Corp. » GM Financial – Americredit » Capital One » Wells Fargo U.S Market for Auto Finance » $1.3 trillion auto loans outstanding at Q1 2021 (1) » Approximately 38% of auto financings in Q1 2021 were below prime (FICO < 661) (1) » Historically fragmented market » Few dominant players » Significant barriers to entry

» Contracts purchased in nine months ended September 30, 2021 - $818.3 million » Contracts purchased from dealers in 46 states » Diverse geographic market penetration Factory Franchised , 88% Independent , 12% 14% 2% 3% 6% 12% 6% 13% 12% 6% 5% Originating Dealer Type 12% 10% 6% 5% 2% 5% 3%

» Since inception through September 30, 2021, the Company has originated approximately $17.8 billion in contracts $818 $0 $200 $400 $600 $800 $1,000 $1,200 ($ in millions) Nine Months Ended September 30, 2021

$2,162 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions)

(1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2021 » 20% New » 10% Certified Pre - Owned » 70% Pre - owned » 43% Domestic » 57% Imports Primarily late model, pre - owned vehicles 0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production

» CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum (1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2021. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 11.82% $25,478 $82,228 7.3 600 13% Super Alpha 14.83% $25,209 $75,764 6.2 574 15% Alpha Plus 17.33% $22,655 $66,571 5.0 572 16% Alpha 20.09% $20,423 $56,185 4.2 569 27% Standard 22.52% $17,067 $50,123 2.9 572 18% Mercury / Delta 23.54% $16,376 $48,961 2.9 564 7% First Time Buyer 23.04% $15,302 $42,771 1.9 565 4% Overall 18.57% $20,547 $60,174 4.4 574 100%

(1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2021. • Average age 42 years • Average time in job 4 years • Average time in residence 6 years • Average credit history 10 years • Average household income $60,174 per year • Percentage of homeowners 18% Borrower : • Average amount financed $20,547 • Weighted average monthly payment $533 • Weighted average term 69 months • Weighted average contract APR 18.2% • Weighted average LTV 116.6 % Contract:

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Integrated customer contact system coordinates phone, text, chat, email and IVR activity. » Workloads allocated based on specialization and behavioral scorecards, for efficiency and focus

» $200 million in interim funding capacity through two credit facilities » $100 million with Citibank; revolves to December 2022, due in December 2023 » $100 million with Ares / Credit - Suisse; revolves to December 2021, due in November 2023 » Regular issuer of asset - backed securities, providing long - term matched funding » $16.0 billion in 91 deals from 1994 through October 2021. » Completed 40 senior subordinated securitizations since the beginning of 2011. » In the July 2021 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 1.55%. » In the October 2021 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 2.09%. » As of September 30, 2021, total corporate debt of $27.5 million in subordinated unsecured retail notes. » Completed $50 million residual financing in June 2021.

» Average of quarterly vintage cumulative net losses as of September 30, 2021 » Improved credit performance of more recent vintages 2015 2016 2017 2018 2019 2020 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 2015 2016 2017 2018 2019 2020 Since 2016, each succussive annual vintage is trending to lower cumulative net losses than the preceding annual vintage.

» Average of quarterly vintage cumulative net losses as of September 30, 2021 » Improved credit performance of more recent vintages 2015 2016 2017 2018 2019 2020 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 1 4 7 10 13 16 19 22 2015 2016 2017 2018 2019 2020 Since 2016, each succussive annual vintage is trending to lower cumulative net losses than the preceding annual vintage.

(1) Numbers may not add due to rounding. ($ in millions) September 30, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Assets Cash 28.8$ 13.5$ 5.3$ 12.8$ Restricted cash 145.0 130.7 135.5 117.3 Finance receivables, net of allowance 213.9 411.3 885.9 1,454.7 Finance receivables, measured at fair value 1,667.2 1,523.7 1,444.0 821.1 Deferred tax assets, net 25.4 28.5 15.5 19.2 Other assets 26.3 38.2 53.0 60.6 2,106.6$ 2,145.9$ 2,539.2$ 2,485.7$ Liabilities Accounts payable and accrued expenses 51.9$ 43.1$ 47.1$ 31.7$ Warehouse lines of credit 97.8 119.0 134.8 136.9 Residual interest financing 64.6 25.4 39.5 39.1 Securitization trust debt 1,703.5 1,803.7 2,097.7 2,063.6 Subordinated renewable notes 27.5 21.3 17.5 17.3 1,945.2 2,012.5 2,336.6 2,288.6 Shareholders' equity 161.4 133.4 202.6 197.1 2,106.6$ 2,145.9$ 2,539.2$ 2,485.7$

(1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020. ($ in millions) September 30, 2021 September 30, 2020 December 31, 2020 December 31, 2019 December 31, 2018 Revenues Interest income 67.0$ 72.6$ 295.0$ 337.1$ 380.3$ Mark to finance receivables at fair value - (3.2) (29.5) - - Other income 1.5 1.2 5.7 8.7 9.5 68.6 70.7 271.2 345.8 389.8 Expenses Employee costs 18.2 19.2 80.2 80.9 79.3 General and administrative 14.1 13.3 55.4 59.4 57.2 Interest 18.3 24.9 101.3 110.5 101.5 Provision for credit losses (1.6) 7.4 14.1 85.8 133.1 49.0 64.8 251.0 336.6 371.1 Pretax income 19.5 5.9 20.1 9.2 18.7 Income tax expense (benefit) (2) 5.9 2.1 (1.6) 3.8 3.8 Net income 13.7$ 3.8$ 21.7$ 5.4$ 14.9$ EPS (fully diluted) 0.52$ 0.16$ 0.90$ 0.22$ 0.59$ Years EndedThree Months Ended

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) September 30, 2021 September 30, 2020 December 31, 2020 December 31, 2019 December 31, 2018 Auto contract purchases 326.9$ 174.0$ 742.6$ 1,002.8$ 902.4$ Total managed portfolio 2,161.5$ 2,250.4$ 2,175.0$ 2,416.0$ 2,380.9$ Risk-adjusted margin (1) 51.8$ 38.4$ 155.7$ 149.5$ 155.2$ Core operating expenses (2) $ amount 32.3$ 32.5$ 135.6$ 140.3$ 136.5$ % of avg. managed portfolio 6.0% 5.7% 5.9% 5.8% 5.8% Pretax return on managed assets (3) 3.6% 1.0% 0.9% 0.4% 0.8% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 9.4% 10.3% 12.1% 15.5% 13.9% Annualized net charge-offs As a % of total owned portfolio 2.8% 6.4% 6.5% 8.0% 7.7% Three Months Ended Years Ended

» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Thirty - nine consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity

» Originations volumes recovering in 2021 after being down significantly in 2020. » Each quarter of 2020 results include provisions for credit losses and mark downs to fair value receivables due to pandemic. » April 2020 furlough / layoff of 11% of workforce. » Approximately 35% of workforce transitioned to work from home in April 2020, returned to the office in June 2020. » Increased extensions of payments in April and May 2020, normalized thereafter.

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

 Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such estimates may be adversely affected by various factors, which include (in addition to risks relating to the COVD - 19 pandemic and to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; and economic conditions in geographic areas in which the Company's business is concentrated. The accuracy of such estimates may also be affected by the effects of the COVID - 19 pandemic and of governmental responses to said pandemic, which have included prohibitions on certain means of enforcement of receivables, and may include additional restrictions, as yet unknown, in the future. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance.